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                                                                   EXHIBIT 10.7



                                   AGREEMENT

         THIS AGREEMENT, entered into this 10th day of May, 1996, is by and between Vision 21, Inc. (the "Company") and Bruce S. Maller ("Maller").

         WHEREAS, Maller has provided the Company with extensive advice and assistance in strategic planning and development for which the Company desires to compensate Maller with shares of common stock in the Company.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. Issuance of Stock. In consideration for the services previously rendered by Maller, the Company shall issue to Maller 217,057 shares of its common stock (the "Shares") which shares, upon issuance except as otherwise set forth herein, will be free and clear of all claims, liens and encumbrances duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock.

         A. Warranties, Representations and Agreements by Maller Regarding the Shares. In connection with the Shares, Maller hereby warrants and represents (i) that the Shares are being acquired for his own account and for investment, and not with a view to, or in connection with, any distribution or sale thereof, (ii) that he has not made any agreement with any other person or entity concerning such Shares, (iii) that his financial condition is such that it will not be necessary for him to dispose of such Shares in the foreseeable future, and (iv) that he is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act. Furthermore, Maller agrees to indemnify and hold the Company harmless from and against any claim, liability, cost or expense, including reasonable attorneys' fees, arising from any alleged unlawful sale or offer to sell or transfer any of the Shares by Maller.

         Maller also represents he is aware that the Shares have not been registered under either federal law or the applicable law of any state or other jurisdiction, and that the sale or resale of the Shares will not be permitted under federal or state law unless such Shares are first registered or the sale is a transaction that is exempt from registration under both federal and state laws. Furthermore, Maller agrees to refrain from any sale of the Shares except pursuant to registration or exemption from registration.

         Maller agrees that if, contrary to his foregoing stated intentions, he should later desire to dispose of or transfer any of the Shares in any manner, he will not do so without first obtaining (a) an opinion of independent counsel satisfactory to the Company to the effect that the proposed disposition or transfer may lawfully be made without registration of the Shares pursuant to the Act, including but not limited to Rule 144 promulgated under the Act, and applicable state securities laws, or (b) such registration (it being expressly understood that the Company will have no obligation to register the Shares for this purpose). Maller also consents





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to the placing of a stop transfer notification on the Company's securities records with respect to the Shares.

         Maller consents to the placement of the following restrictive legend on all stock certificates representing the Shares:

                 "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities have been acquired for investment and may not be sold, offered for sale or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Company that the transaction will not result in a violation of federal or state securities laws."

         Maller also represents that he has been fully appraised of, and is totally aware of the nature of, the investment in the Company being made and the financial risks thereof. In addition, Maller has been offered access to all of the Company's books, records, information, agreements and documents that he has deemed necessary and appropriate under the circumstances and has had the opportunity to ask questions of and receive answers from management of the Company. Maller represents that the Company has made no representation of any kind as to the value of the Shares.

         B. Registration Rights. Maller shall have the following registration rights with respect to the Shares:

                 (a) Piggyback Registration. If the Company at any time proposes to register on Form S-1 any of its securities under the Act in order to consummate a public offering of any of its securities in the form of an underwritten offering, the Company shall request that the managing underwriter of such underwritten offering include the Shares in such registration. If such managing underwriter agrees to include any of the Shares in the underwritten offering, the Company shall give prompt written notice to Maller specifying the form and manner and other relevant facts involved in such proposed registration. Upon the written request of Maller, delivered to the Company within 30 days of receipt of the Company's notice (which request shall specify the number of Shares intended to be included in such offering), the Company shall include such Shares in such registration, provided, however, that:

                          (i)     If, at any time after giving such written
notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities at its sole election, the Company may give written notice of such determination to Maller and thereupon shall be relieved of its obligation to register any Shares in connection with such registration;





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                          (ii)    If the managing underwriter in such
underwritten offering shall advise the Company that it declines to include a portion or all of the Shares requested by Maller to be included in the registration, then distribution of all or a specified portion of the Shares shall be excluded from such registration and the Company shall give Maller prompt notice of the number of Shares excluded; and

                          (iii)    The maximum number of Shares that Maller may
request to include in any single offering shall be twenty percent (20%) of the Shares.

                 (b) Demand Registration. In the event Maller has not sold all of the maximum allowable Shares (20%) pursuant to above section (a) and if the Company shall receive, at any time after 180 days after the effective date of the Company's registration statement filed pursuant to the Act, a written request from Maller that the Company file a registration statement under the Act covering the registration of the Shares, the Company shall, as soon as practicable, effect the registration of the Shares pursuant to the Act; provided, however, that the maximum number of Shares that Maller may request to be registered shall be twenty percent (20%) of the Shares and the minimum number of Shares that Maller may request to be registered shall be ten percent (10%) of the Shares. The Company shall be obligated to effect only one such registration under this section(b).

                 (c) S-8 Registration. In the event that the Shares are eligible for registration on Form S-8 under the Act, the Company may, in lieu of (a) or (b) above, effect the registration of the Shares on Form S-8.

                 (d) In no event shall the Company be required to register any Shares at any time that (i) the Company has no equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, (ii) registration is not required to effect public sale of the Shares; or (iii) the Shares are subject to forfeiture.

                 (e) Maller agrees to cooperate with the Company in all respects in connection with any registration of the Shares, including, timely supplying all information and executing and returning all documents requested by the Company and its managing underwriter in connection with the registration and sale of the Shares.

                 (f) The Company shall not be required to include any of the Shares in an underwritten offering of the Company's securities unless Maller accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and agrees to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may request.

                 (g) Maller agrees to indemnify and hold the Company, its officers, directors, shareholders, representatives and underwriters harmless from and against any claim, liability, cost or expense (including reasonable attorneys' fees) arising from or based upon any acts, omissions or statements by Maller in connection with any registration of the Shares.





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                 (h)      Maller shall pay all (or a pro rata portion in the
case of piggyback registration) expenses related to the registration of the Shares including, but not limited to, printing expenses, registration fees, blue sky fees, listing fees, fees and disbursements of counsel for the Company, underwriting discounts and selling commissions.

                 (i) The Company agrees to indemnify and hold Maller harmless from and against any claim, liability, cost or expense (including reasonable attorneys' fees) arising from or based upon any acts, omissions or statements by the Company in connection with any registration of the Shares, provided that such acts, omissions or statements were not as a result of acts, omissions or statements by Maller.

                 (j) The Company shall not be obligated to keep any registration statement effective for more than forty (40) days.

                 (k) Any registration statement provided herein may be extended, suspended or delayed by the Company for a period of up to ninety (90) days if, upon the advice of counsel, at the time such registration statement is required to be filed, or at the time the Company is required to cause such registration statement to become effective, such delay is advisable and in the best interests of the Company.

                 (l) The registration rights set forth in this Agreement shall expire three years from the date of this Agreement.

                 (m) The right to receive the Shares, together with the registration rights therefor, may also be assigned by Maller with the prior written consent of the Company; provided, however, any assignee must first make the warranties, representations and agreements set forth in this Section 1 hereof to the Company. The Company hereby consents to the transfer by Maller of Shares to an entity controlled by Maller provided that such assignee first makes the warranties, representations and agreements set forth in this Section 1 hereof to the Company.

         2. Warranties and Representations of the Company. The Company warrants and represents to Maller as follows: (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with requisite corporate power and authority to execute and deliver this Agreement (b) the execution, delivery and performance by the Company of this Agreement has been duly authorized by the Company and constitutes the legal, valid and binding obligation of the Company except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or the availability of equitable remedies and (c) the execution and delivery of this Agreement will not result in the breach of any agreement to which the Company is a party.

         3. Reliance on Representations. Maller is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company may rely upon them.





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         4.      Indemnification.  Maller acknowledges that he is aware of the meaning and legal consequences of the representations and warranties contained in this Agreement, and agrees to indemnify and hold the Company harmless from and against any and all loss, damages or liability due to or arising out of any material inaccuracy or breach of any representation or warranty of Maller contained in this Agreement.

         5. Florida law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO SUCH STATE'S RULES CONCERNING CONFLICTS OF LAWS. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO OR ARISING OUT OF THIS ENGAGEMENT, OR ANY TRANSACTION OR CONDUCT IN CONNECTION HEREWITH, IS WAIVED.

         6. Survival of Warranties. Except as otherwise provided in this Agreement, the warranties, representations and indemnifications contained in this Agreement shall survive the expiration or termination of this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        VISION 21, INC.




                                        By:  /s/ Theodore N. Gillette
                                            ----------------------------------
                                             Theodore Gillette
                                             President and CEO



                                         /s/ Bruce S. Maller
                                        ---------------------------------------
                                        Bruce S. Maller, individually





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